EXHIBIT 32

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Criticare Systems, Inc. (the “Company”) certifies that the Quarterly Report on Form 10-Q of the Company for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date:  February 4, 2004                                 /s/ Emil H. Soika
                                                                           __________________________________
                                                                           Emil H. Soika, Chief Executive Officer

      Date:  February 4, 2004                                 /s/ Michael J. Sallmann
                                                                           ___________________________________
                                                                           Michael J. Sallmann, Vice President – Finance

This Certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.